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Exhibit 99.5

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:		Chapter 11

WAVE SYSTEMS CORP.,		Case No. 16-10284 (KJC)

	Debtor.	Re: D.I. 101 & 111

FINAL ORDER ESTABLISHING NOTIFICATION AND

HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

Upon consideration of the motion (the “Motion”)1 of David W. Carickhoff, the chapter 7 trustee (in such capacity the “Chapter 7 Trustee”)2 of the estate of Wave Systems Corp. (the “Debtor”), for entry of an order (i) establishing notice and hearing procedures that must be satisfied before certain transfers of common stock of Wave Systems Corp. or any beneficial interest therein (the “Stock”) are deemed effective; and it appearing that the relief requested is in the best interests of the Debtor’s estate, its creditors, and other parties in interest; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this Motion is a core proceeding pursuant to 28 U.S.C. § 157; and adequate notice of the Motion and opportunity for objection having been given to parties in interest, including the registered owners of the Debtor’s Stock; and it appearing that no other notice need be given; and the Court having entered that certain Interim Order Establishing Notice and Hearing Procedures for Trading in Equity Securities [Dkt. No. 111] (the “Interim Order”); and no objections to the Motion having been timely filed, served and received in accordance with the Interim Order; and the Chapter 11 Trustee having filed this Final Order under certification of counsel and requesting entry thereof and after due deliberation and sufficient cause therefore;

[1]	Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Motion.
[2]	On March 16, 2016, the Debtor’s chapter 7 case was converted to a chapter 11 case. Thereafter, David W. Carickhoff was appointed as the chapter 11 trustee of the Debtor’s estate (in such capacity, the “Chapter 11 Trustee’).

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IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED on an final basis as set forth herein.

2. Any purchase, sale, or other transfer of Stock in violation of any of the Procedures set forth herein shall be null and void ab initio, and, upon service of notice on the affected party, an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

3. The following procedures shall apply to trading in Stock:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this these Procedures) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on counsel to the Chapter 11 Trustee, a notice of such status, in the form attached to the Final Order as Exhibit “1”, on or before the later of (i) twenty calendar days after service of the notice of entry of the Interim Order or (ii) ten calendar days after becoming a Substantial Shareholder. The notice that is filed with the Court (but not the notice that is served upon the Chapter 11 Trustee) shall be redacted to exclude the Substantial Shareholder’s taxpayer identification number (except the last 4 digits) and may be redacted at the election of the Substantial Shareholder to exclude the number of shares the Substantial Shareholder owns.

(b) At least fourteen calendar days before effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Stock beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Chapter 11 Trustee, advance written notice, in the form attached to the Final Order as Exhibit “2”, of the intended transfer of equity securities. The notice that is filed with the Court (but not the notice that is served upon the Chapter 11 Trustee) shall be redacted to exclude the Substantial Shareholder’s taxpayer identification number (except the last 4 digits) and may be redacted at the election of the Substantial Shareholder to exclude the number of shares the Substantial Shareholder owns and proposes to purchase or otherwise acquire.

(c) At least fourteen calendar days before effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Chapter 11 Trustee, advance written notice, in the form

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attached to the Final Order as Exhibit “3”, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”). The notice that is filed with the Court (but not the notice that is served upon the Chapter 11 Trustee) shall be redacted to exclude the Substantial Shareholder’s taxpayer identification number (except the last 4 digits) and may be redacted at the election of the Substantial Shareholder to exclude the number of shares the Substantial Shareholder owns and proposes to sell or otherwise transfer.

(d) The Chapter 11 Trustee shall have ten calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtor’s ability to utilize its Tax Attributes. If the Chapter 11 Trustee files an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Chapter 11 Trustee does not object within such 10-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 10-day waiting period.

(e) For purposes of this these Procedures, (i) a “Substantial Shareholder” is any person or entity which beneficially owns at least 274,259 shares in Wave Systems Corp. (representing, respectively, approximately 4.5% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option (as defined below) to acquire Stock. An “Option” to acquire Stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

(f) The Chapter 11 Trustee and his counsel shall keep all information provided in any notices delivered pursuant to the Procedures strictly confidential and shall not disclose the contents thereof to any person, except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already available to the public; provided, however, that the Chapter 11 Trustee may disclose the contents thereof to his financial advisors, who shall keep all such notices strictly confidential in the same manner as the Chapter 11 Trustee is required to do so, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form.

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(g) Any purchase, sale, or other transfer of Stock in violation of any of the Procedures set forth herein shall be null and void ab initio and, upon service of notice on the affected party, an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

(h) The Chapter 11 Trustee may waive, in writing, any and all restrictions, sanctions and notification Procedures.

4. The Chapter 11 Trustee shall serve a copy of this Order on: (a) the Office of the United States Trustee for the District of Delaware; (b) all parties that have previously requested notice in this case pursuant to Bankruptcy Rule 2002; (c) counsel to Marble Bridge Funding Group, Inc.; (d) the United States Securities and Exchange Commission; (e) counsel to ESW Capital, LLC (f) the Internal Revenue Service; (f) American Stock Transfer & Trust Company, LLC; (g) Michael Harris, Esq.; (g) all registered owners of Stock; and (h) all Substantial Shareholders whose names and addresses are known to the Chapter 11 Trustee. Such notice is sufficient under the circumstances and no further notice of the procedures authorized herein shall be required.

5. Upon receipt of the Notice of Order, any registered owner who is a broker, bank, dealer or other agent or nominee of a beneficial holder (each a “Nominee”) of Stock will be required, within five (5) business days of receipt of such notice and on at least a quarterly basis thereafter, to send the Notice of Order to all beneficial holders of Stock on whose behalf such Nominee holders Stock. To the extent such beneficial holder is also a Nominee, such Nominee must, in turn promptly provide the Notice of Order to any holder for whose account such holder holds Stock, and so on down on the chain of ownership. Additionally, any persons, entity, broker or agent acting on behalf of any holder who sells 274,259 shares of Wave Systems, Corp to another person or entity must provide a copy of the Notice of Order to such purchaser or any broker or agent acting on such purchaser’s behalf.

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6. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

7. The terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

8. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Dated: May 20, 2016	/s/ Kevin J. Carey
Wilmington, Delaware	Honorable Kevin J. Carey
United States Bankruptcy Judge

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EXHIBIT 1

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:		Chapter 11

WAVE SYSTEMS CORP.,		Case No. 16-10284 (KJC)

Debtor.

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER1

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to the Stock (as defined in the Order) of Wave Systems Corp., debtor in Case No. 16-10284 pending in the United States Bankruptcy Court for the District of Delaware.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [                ] shares of the Stock. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Stock:

Name of Company	Number of Shares	Date Acquired

1	A “Substantial Shareholder” is any person or entity which beneficially owns at least 274,259 shares in Wave Systems Corp. (representing approximately 4.5% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”), Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire Stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

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(Attach additional page if necessary). THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MAY HAVE THE NUMBER OF SHARES REDACTED

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of [Name of Shareholder] is [                    ]· THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MUST HAVE ALL BUT THE LAST FOUR DIGITS OF THE TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER REDACTED.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. 111), this Notice is being (a) filed with the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801, and (b) served upon counsel to the Chapter 11 Trustee, Archer & Greiner, P.C., 300 Delaware Avenue, Suite 1100, Wilmington, DE 19801, Attn: Stephen Packman and Jerrold Kulback.

2

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Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:

Telephone:	_
Facsimile:	_

Date:

3

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EXHIBIT 2

NOTICE OF INTENT TO ACQUIRE EQUITY INTEREST

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:		Chapter 11

WAVE SYSTEMS CORP.,		Case No. 16-10284 (KJC)

Debtor.

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Stock (as defined in the Order) of Wave Systems Corp. or an Option with respect thereto (as defined herein and in the Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Chapter 11 Trustee’s counsel.

1.	A “Substantial Shareholder” is any person or entity which beneficially owns at least 1,371,332 shares in Delta Petroleum Corporation or at least 221,644 shares in Amber Resources Company of Colorado (representing approximately 4.75% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”), Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire Stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

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PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                ] shares of Stock of Wave Systems Corp. THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MAY HAVE THE NUMBER OF SHARES REDACTED

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [                ] shares of Stock of Wave Systems Corp. or an Option with respect to [                ] shares of Stock of Wave Systems Corp. THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MAY HAVE THE NUMBER OF SHARES REDACTED.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Acquirer] is [                    ] THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MUST HAVE ALL BUT THE LAST FOUR DIGITS OF THE TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER REDACTED.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. 111), this

2

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Notice is being (a) filed with the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801, and (b) served upon counsel to the Archer & Greiner, P.C., 300 Delaware Avenue, Suite 1100, Wilmington, DE 19801, Attn: Stephen Packman and Jerrold Kulback.

PLEASE TAKE FURTHER NOTICE that the Chapter 11 Trustee has 10 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Chapter 11 Trustee files an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Chapter 11 Trustee does not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring, or otherwise accumulating additional shares of Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

Date:

3

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EXHIBIT 3

NOTICE OF INTENT TO TRANSFER EQUITY INTEREST

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:		Chapter 11

WAVE SYSTEMS CORP.,		Case No. 16-10284 (KJC)

Debtor.

NOTICE OF INTENT TO SELL, TRADE, OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Stock (as defined herein and in the Order) of Wave Systems Corp. or an Option with respect thereto (as defined herein and in the Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Chapter 11 Trustee’s counsel.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                ] shares of Stock of Wave Systems Corp. THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MAY HAVE THE NUMBER OF SHARES REDACTED.

1.	A “Substantial Shareholder” is any person or entity which beneficially owns at least 274,259 shares in Wave Systems Corp. (representing approximately 4.5% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”), Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire Stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

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PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to sell, trade, or otherwise transfer [                ] shares of Stock of Wave Systems Corp. or an Option with respect to [                ] shares of Wave Systems Corp. THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MAY HAVE THE NUMBER OF SHARES REDACTED.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Seller] is [                    ] THE COPY OF THIS NOTICE THAT IS FILED WITH THE COURT, BUT NOT THE COPY SERVED ON THE CHAPTER 11 TRUSTEE, MUST HAVE ALL BUT THE LAST FOUR DIGITS OF THE TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER REDACTED.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. 111 ), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Chapter 11 Trustee, Archer & Greiner, P.C., 300 Delaware Avenue, Suite 1100, Wilmington, DE 19801, Attn: Stephen Packman and Jerrold Kulback.

2

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PLEASE TAKE FURTHER NOTICE that the Chapter 11 Trustee has 10 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Chapter 11 Trustee files an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Chapter 11 Trustee does not object within such 10-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

3